Schedule of Future Minimum Rental Payments for Operating Leases (Details) (USD $)	Dec. 31, 2013
Minimum Lease Commitment [Member]
2014	$ 48,788
2015	50,739
2016	52,769
2017	31,488
Future Minimum Payments Due Total	183,784
Sublease Income [Member]
2014	29,220
2015	13,336
2016	0
2017	0
Future Minimum Payments Due Total	42,556
Net Lease Commitment [Member]
2014	19,568
2015	37,403
2016	52,769
2017	31,488
Future Minimum Payments Due Total	$ 141,228